UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

The Corporation is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its current report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on April 22, 2008 (the “Original Filing”). The Corporation issued a press release announcing its financial results for the quarter ended March 31, 2008, a copy of which Press Release was furnished under Item 9.01 of the Original Filing. The purpose of this Amendment is to correct page 7 of that filing which was filed with incorrect information and was not consistent with the information that transmitted on Prime Newswire. The information transmitted on Prime Newswire was correct.

ITEM 2.02 Results of Operations and Financial Condition

On April 22, 2008, Cascade Financial Corporation issued a press release announcing its financial results for the quarter ended March 31, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this Report.

On April 23, 2008, Cascade Financial Corporation issued an amended 8-K to correct information as explained above under the Explanatory Note.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  Financial Statements and Exhibits

(d)	Exhibit
	99.1	Press Release dated April 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                      April 23, 2008
CASCADE FINANCIAL CORPORATION
By: /s/ Carol K. Nelson
Carol K. Nelson President and CEO